Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2021
Accounts payable and accrued liabilities
Accounts payable and accrued liabilities
17.	Goodwill

The Company tests goodwill for impairment annually, or more frequently when an indicator of impairment is identified. Goodwill is considered impaired if the recoverable amount is less than the carrying amount.

The recoverable amount of an operating segment is determined based on value-in-use calculations, covering a detailed five-year forecast, followed by an extrapolation of expected cash flows for the remaining useful lives using a declining growth rate determined by management. The present value of the expected cash flows of the operating segment is determined by applying a suitable discount rate reflecting current market assessments of the time value of money and risks specific to the segment.

For the purpose of impairment testing, goodwill is allocated to the sole operating segment, Pyro Green-Gas, which is expected to benefit from the synergies of the business combination in which the goodwill arises, and is compared to its recoverable value.

At December 31, 2021, it was determined that the recoverable amounts exceed the carrying amount, and no impairment was required. The recoverable amount in the most recent impairment test performed was determined using a pre-tax discount rate of 8% and terminal growth rate of 2%.